SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  Form 8-K/A

                              Amendment No. 1 to

                                Current Report


      Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report:  July 2, 1998



               CORNERSTONE REALTY INCOME TRUST, INC.
            (Exact name of registrant as specified in its charter)


      VIRGINIA          1-12875           54-1589139
      (State of         (Commission       (IRS Employer
       Incorporation)    File Number)      Identification No.)


      306 East Main Street
      Richmond, Virginia            23219
      (Address of principal         (Zip Code)
       executive offices)



      Registrant's telephone number, including area code:
                         (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                  FORM 8-K/A

                                     Index



Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits

      a.     Independent Auditors' Report
            (The Gables Apartments)

            Historical Statement of Income
            and Direct Operating Expenses
            (The Gables Apartments)

            Note to Historical Statement of Income
            and Direct Operating Expenses
            (The Gables Apartments)

      b.    Pro Forma Balance Sheet as of June 30, 1998 (unaudited)

            Pro Forma Statement of Operations
            for the six months ended June 30, 1998
            (unaudited)

            Pro Forma Statement of Operations
            for the year ended December 31, 1997
            (unaudited)




      c.    Exhibit

            23.1  Consent of Independent Auditors
                  (The Gables Apartments)

            The Company hereby amends Items 7.a, 7.b and 7.c, of its Current Report on Form 8-K dated July 2, 1998 as follows:

                                   ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                              PHONE (804) 346-2626
                              FAX: (804) 346-9311


                          INDEPENDENT AUDITORS' REPORT




The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia





We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property The Gables Apartments located in Glen Allen, Virginia for the twelve month period ended May 31, 1998. This statement is the responsibility of the management of The Gables Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.



The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of The Gables Apartments (as defined above) for the twelve month period ended May 31, 1998, in conformity with generally accepted accounting principles.



                                        /s/ L.P. MARTIN & CO., P.C.

Richmond, Virginia
August 6, 1998

                             THE GABLES APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY



                     TWELVE MONTH PERIOD ENDED MAY 31, 1998



INCOME
        Rental and Other Income                              $1,505,529
                                                             ----------


DIRECT OPERATING EXPENSES
        Administrative and Other                                144,832
        Insurance                                                21,687
        Repairs and Maintenance                                 207,941
        Taxes, Property                                          77,075
        Utilities                                                90,002
                                                               --------


              TOTAL DIRECT OPERATING EXPENSES                   541,537
                                                               --------

              Operating income exclusive of items not
              comparable to the proposed future operations
              of the property                                 $ 963,992
                                                              =========





See accompanying notes to the financial statement.

                             THE GABLES APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY



                     TWELVE MONTH PERIOD ENDED MAY 31, 1998


NOTE 1 - ORGANIZATION



The Gables Apartments is a 224 unit garden style apartment complex located on
15.37 acres in Glen Allen, Virginia. The assets comprising the property were owned by Richmond Gables Associates, an entity unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. purchased the property on June 30, 1998.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES



Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, management fees, and entity expenses.



Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

Pro Forma Consolidated Balance Sheet as of June 30, 1998 (unaudited)

The Unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had owned the property included in the table below as of June 30, 1998, using the Company's line of credit.

The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at June 30, 1998, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.



                                          Historical     The Gables
                                            Balance       Pro Forma       Total
                                             Sheet       Adjustments    Pro Forma
                                        ---------------------------------------------
Date of acquisition                                        7/2/98
ASSETS
Investment in rental property
   Land                                      82,938,664     2,185,000     85,123,664
   Building and improvements                442,482,870     9,315,000    451,797,870
   Furniture and fixtures                     9,896,228             -      9,896,228
                                        ---------------------------------------------
                                            535,317,762    11,500,000    546,817,762
   Less accumulated depreciation            (37,176,705)            -    (37,176,705)
                                        ---------------------------------------------
                                            498,141,057    11,500,000    509,641,057

   Cash and cash equivalents                  4,218,878             -      4,218,878
   Prepaid expenses                             506,155             -        506,155
   Other assets                               8,816,564             -      8,816,564
                                        ---------------------------------------------
                                             13,541,597             -     13,541,597
                                        ---------------------------------------------

                                            511,682,654    11,500,000    523,182,654
                                        =============================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Notes payable                            162,447,999    11,500,000    173,947,999
   Accounts payable                           1,997,273             -      1,997,273
   Accrued expenses                           3,297,074             -      3,297,074
   Rents received in advance                    189,798             -        189,798
   Tenant security deposits                   1,843,827             -      1,843,827
                                        ---------------------------------------------
                                            169,775,971    11,500,000    181,275,971

Shareholders' equity
   Common stock                             383,128,652             -    383,128,652
   Deferred compensation                        (51,978)            -        (51,978)
   Distributions greater than  net income   (41,169,991)            -    (41,169,991)
                                         --------------------------------------------
                                            341,906,683             -    341,906,683
                                        ---------------------------------------------

                                            511,682,654    11,500,000    523,182,654
                                        =============================================


Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1998 (unaudited)

The Unaudited Pro Forma Consolidated Statement of Operations for the six month period ended June 30, 1998 is presented as if the 5 Property acquisitions made during 1998 had occurred on January 1, 1998. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended June 30, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                              Stone       Pinnacle       Hampton
                                             Historical       Point         Ridge        Pointe
                                            Statement of    Pro Forma     Pro Forma     Pro Forma
                                             Operations    Adjustments   Adjustments   Adjustments
                                            -------------------------------------------------------
Date of Acquisitions                                  -      1/15/98       3/31/98       3/31/98
Rental and other income                       $43,684,375      $ 56,094      $214,941      $495,061

Rental expenses:
           Propety and maintenance             11,475,532        15,821        73,178       157,479
           Taxes and insurance                  3,204,993         4,154        15,411        54,874
           Property management                  1,055,380       -             -             -
           General and administrative             923,337       -             -             -
           Amortization and other depreciation     30,284       -             -             -
           Depreciation of rental property      9,690,075       -             -             -
           Other                                  768,656       -             -             -
                                            -------------------------------------------------------

                                               27,148,257        19,975        88,589       212,353

Income before interest income (expense)        16,536,118        36,119       126,352       282,708
Interest income                                   221,199       -             -             -
Interest expense                               (6,008,338)      -             -             -
                                            -------------------------------------------------------

Net Income                                    $10,748,979       $36,119      $126,352      $282,708
                                            ==============


Net income per common share - Basic                 $0.30
                                                    ======

Wgt. avg. number of shares outstanding         36,301,575
                                               ===========





                                            The Timbers   The Gables        1998
                                              Pro Forma     Pro Forma    Pro Forma           Total
                                             Adjustments   Adjustments  Adjustments        Pro Forma
                                            -----------------------------------------    --------------
Date of Acquisitions                           6/4/98        7/2/98                                  -
Rental and other income                         $ 494,369     $ 752,765      -             $45,697,605

Rental expenses:
           Propety and maintenance                169,870       221,388      -              12,113,268
           Taxes and insurance                     31,692        49,381      -               3,360,505
           Property management                    -             -            -               1,055,380
           General and administrative             -             -            -                 923,337
           Amortization and other
            depreciation                          -             -            -                  30,284
           Depreciation of rental property        -             -            410,292 (A)    10,100,367
           Other                                  -             -            -                 768,656
                                            -----------------------------------------    --------------

                                                  201,562       270,769      410,292        28,351,797

Income before interest income (expense)           292,807       481,996     (410,292)       17,345,808
Interest income                                   -             -            -                 221,199
Interest expense                                  -             -           (812,167)(B)    (6,820,505)
                                            -----------------------------------------    --------------

Net Income                                       $292,807      $481,996  ($1,222,459)      $10,746,502
                                                                                         ==============


Net income per common share - Basic                                                              $0.29
                                                                                                 =====

Wgt. avg. number of shares outstanding                                       309,917 (C)    36,611,492
                                                                             ==========  =============


(A) Represents the depreciation expense of the properties acquired based on the purchase price,excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was
27.5 years.

(B) Represents the interest expense for the 4 properties purchased using the line of credit for the period in which the properties were not owned for the six month period ended June 30, 1998, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Repesents additional common shares used to purchase Timbers based upon the purchase price of $8,100,000 and common shares issued in May 1997 with net proceeds per share of $10.89 to the Company.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if 11 of the 13 Property acquisitions during 1997 and the 5 Property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                                      Historical
                                                                     Statement of               1997              Pro Forma
                                                                      Operations            Acquisitions         Adjustments
                                                                 --------------------------------------------------------------
Date of Acquisitions                                                      -                    -
Revenues from rental properties                                           $71,970,624          $8,176,747                    -
Rental expenses:
               Property and maintenance                                    19,494,692           2,524,622                    -
               Taxes and insurance                                          6,075,991             608,815                    -
               Property management                                          1,769,272                     -                  -
               General and administrative                                   1,351,667                     -                  -
               Amortization and other depreciation                             56,075                     -                  -
               Depreciation of rental property                             15,163,593                     -        $ 1,514,811   (A)
               Other                                                        1,200,669                     -                  -
               Management contract termination                                402,907                     -                  -
                                                                 --------------------------------------------------------------

                                                                           45,514,866           3,133,437            1,514,811

Income before interest income (expense)                                    26,455,758           5,043,310           (1,514,811)
Interest income                                                               331,114          -                   -
Interest expense                                                           (7,561,319)         -                    (2,411,653)  (B)
                                                                 --------------------------------------------------------------

Net Income                                                                $19,225,553          $5,043,310          ($3,926,464)
                                                                 =====================


Net income per common share - Basic                                             $0.59
                                                                                ======

Wgt. avg. number of shares outstanding                                     32,617,823                                2,041,544   (C)
                                                                           ===========                             ===========




                                                                                                            Pinnacle
                                                                  Pro Forma          Stone Point             Ridge
                                                                 Before 1998          Pro Forma            Pro Forma
                                                                Acquisitions         Adjustments          Adjustments
                                                             --------------------------------------------------------------
Date of Acquisitions                                                                   1/15/98              3/31/98
Revenues from rental properties                                      $80,147,371       $ 1,346,251             $859,763
Rental expenses:
               Property and maintenance                               22,019,314           379,698              292,713
               Taxes and insurance                                     6,684,806            99,704               61,642
               Property management                                     1,769,272          -                    -
               General and administrative                              1,351,667          -                    -
               Amortization and other depreciation                        56,075          -                    -
               Depreciation of rental property                        16,678,404          -                    -
               Other                                                   1,200,669
               Management contract termination                           402,907          -                    -
                                                             --------------------------------------------------------------

                                                                      50,163,114           479,402              354,355

Income before interest income (expense)                               29,984,257           866,849              505,408
Interest income                                                          331,114          -                    -
Interest expense                                                      (9,972,972)         -                    -
                                                             --------------------------------------------------------------

Net Income                                                           $20,342,399          $866,849             $505,408



Net income per common share - Basic                                        $0.59
                                                                           =====

Wgt. avg. number of shares outstanding                                34,659,367
                                                                      ==========





                                                               Hampton
                                                                Point             The Timbers            Gables
                                                              Pro Forma            Pro Forma           Pro Forma
                                                             Adjustments          Adjustments         Adjustments
                                                      ---------------------------------------------------------------
Date of Acquisitions                                           3/31/98              6/4/98               7/2/98
Revenues from rental properties                                $1,980,245         $ 1,186,485          $ 1,505,529
Rental expenses:
               Property and maintenance                           629,914             407,687              442,775
               Taxes and insurance                                219,495              76,060               98,762
               Property management                                       -                    -                   -
               General and administrative                                -                    -                   -
               Amortization and other depreciation                       -                    -                   -
               Depreciation of rental property                           -                    -                   -
               Other                                                     -                    -                   -
               Management contract termination                           -                    -                   -
                                                      ---------------------------------------------------------------

                                                                  849,409             483,747              541,537

Income before interest income (expense)                         1,130,836             702,738              963,992
Interest income                                               -                    -                   -
Interest expense                                              -                    -                   -
                                                      ---------------------------------------------------------------

Net Income                                                     $1,130,836            $702,738             $963,992



Net income per common share - Basic


Wgt. avg. number of shares outstanding







                                                          Pro Forma                     Total
                                                         Adjustments                  Pro Forma
                                                     ----------------------      ---------------------
Date of Acquisitions                                                                                -
Revenues from rental properties                                            -              $87,025,644
Rental expenses:
               Property and maintenance                                    -               24,172,101
               Taxes and insurance                                         -                7,240,469
               Property management                                         -                1,769,272
               General and administrative                                  -                1,351,667
               Amortization and other depreciation                         -                   56,075
               Depreciation of rental property                 $ 1,411,872  (A)            18,090,276
               Other                                                     -                  1,200,669
               Management contract termination                             -                  402,907
                                                     ----------------------      ---------------------

                                                                 1,411,872                 54,283,436

Income before interest income (expense)                         (1,411,872)                32,742,208
Interest income                                               -                               331,114
Interest expense                                                (2,992,993) (B)           (12,965,965)
                                                     ----------------------      ---------------------

Net Income                                                     ($4,404,865)               $20,107,357
                                                                                 =====================


Net income per common share - Basic                                                             $0.57
                                                                                                =====

Wgt. avg. number of shares outstanding                             743,802  (C)            35,403,169
                                                     ======================                ==========



(A) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was
27.5 years.

(B) Represents the interest expense for the properties purchased with the Company's unsecured line of credit or other unsecured financing. Total purchase price of $63,851,388 for 1997 acquisitions (8 properties) and total purchase price of $47,256,150 for 1998 acquisitions (4 properties) for the period in which properties were not owned for the year ended December 31, 1997. Interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Represents additional common shares used to purchase Ashley Run, Carlyle, Charleston Place and a portion of Dunwoody based upon purchase prices of $18,000,000 $11,580,000, $9,475,000 and $10,560,312 (total purchase price of
Dunwoody was $15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company and purchase of Timbers unsing the proceeds of a public offering issuing shares with net proceeds of $10.89 per share.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.


                                                                             Paces             Paces            Ashley
                                                          Westchase          Arbor            Forest              Run
                                                          Pro Forma        Pro Forma         Pro Forma        Pro Forma
                                                         Adjustments      Adjustments       Adjustments      Adjustments
                                                         -----------      -----------       -----------      -----------
Date of Acquisition                                        1/15/97          3/1/97            3/1/97           4/30/97
Property operations
    Revenues from rental properties                       $166,656          $128,993          $154,702         $916,820
    Rental expenses:
               Property management                          54,436            35,902            37,110          246,537
               Taxes and insurance                          16,024             8,094             9,108           69,240
               General and administrative                      -                -                 -                 -
               Amortization                                    -                -                 -                 -
               Depreciation of rental property                 -                -                 -                 -
               Other                                           -                -                 -                 -
                                                       ---------------------------------------------------------------------
                                                            70,460            43,996            46,218          315,777

Income before interest income (expense)                     96,196            84,997           108,484          601,043
Interest income                                                -                -                 -                 -
Interest expense                                               -                -                 -                 -
                                                       ---------------------------------------------------------------------

Net Income                                                 $96,196           $84,997          $108,484         $601,043
                                                       =====================================================================






                                                         Carlyle         Charleston        Dunwoody         Clarion
                                                           Club            Place           Springs         Crossing
                                                        Pro Forma        Pro Forma        Pro Forma        Pro Forma
                                                       Adjustments      Adjustments      Adjustments      Adjustments
                                                       -----------      -----------      -----------      -----------
Date of Acquisition                                      4/30/97          5/13/97          7/25/97          9/30/97
Property operations
    Revenues from rental properties                      $637,842         $536,210       $1,437,230      $1,141,473
    Rental expenses:
               Property management                        205,723          169,807          451,935         442,582
               Taxes and insurance                         46,970           34,987          144,766          59,664
               General and administrative                    -                -                -               -
               Amortization                                  -                -                -               -
               Depreciation of rental property               -                -                -               -
               Other                                         -                -                -               -
                                                      -------------------------------------------------------------------
                                                          252,693          204,794          596,701         502,246

Income before interest income (expense)                   385,149          331,416          840,529         639,227
Interest income                                              -                -                -               -
Interest expense                                             -                -                -               -
                                                      -------------------------------------------------------------------

Net Income                                               $385,149         $331,416         $840,529        $639,227
                                                      ===================================================================



                                                                       Remington           Stone
                                                      St. Regis          Place             Brooke            1997
                                                      Pro Forma        Pro Forma         Pro Forma        Acquisition
                                                     Adjustments      Adjustments       Adjustments       Adjustments
                                                     -----------      -----------       -----------       -----------
Date of Acquisition                                    10/31/97         10/31/97          10/31/97
Property operations
    Revenues from rental properties                  $1,100,453         $918,833         $1,037,535      $8,176,747
    Rental expenses:                                                                          -
               Property management                      294,153          262,938            323,499       2,524,622
               Taxes and insurance                       64,195           60,505             95,262         608,815
               General and administrative                  -                -                 -                -
               Amortization                                -                -                 -                -
               Depreciation of rental property             -                -                 -                -
               Other                                       -                -                 -                -
                                                     -------------------------------------------------------------------
                                                        358,348          323,443            418,761       3,133,437

Income before interest income (expense)                 742,105          595,390            618,774       5,043,310
Interest income                                            -                -                  -               -
Interest expense                                           -                -                  -               -
                                                     -------------------------------------------------------------------

Net Income                                             $742,105         $595,390           $618,774      $5,043,310
                                                     ===================================================================


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                              CORNERSTONE REALTY INCOME TRUST, INC.


Date: September 14, 1998       By:/s/ Stanley J. Olander, Jr.
                              ---------------------------------------
                                  Stanley J. Olander, Jr.
                                  Chief Financial Officer
                                  of  Cornerstone Realty Income
                                  Trust, Inc.

                                   ITEM 7.c.

                                 EXHIBIT INDEX

                     Cornerstone Realty Income Trust, Inc.

                   Form 8-K/A to Form 8-K dated July 2, 1998


Exhibit Number          Exhibit                             Page Number

23.1                    Consent of Independent Auditors
                             (The Gables Apartments)